Putnam
High Yield
Advantage
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-98

[LOGO: BOSTON * LONDON * TOKYO]



* "We believe the high-yield market has become oversold and is currently extremely attractive. In our opinion, the valuations, fundamentals, and technicals all spell great opportunity for high-yield investors in the months ahead."

               -- Rosemary H. Thomsen, manager
                  Putnam High Yield Advantage Fund

* "[High-yield] bonds are an especially valuable addition to fixed-income portfolios in this age of superslim interest rates. . . . Others see
  [high-yield] bonds as an attractive alternative to stocks."

               -- The Wall Street Journal, December 1, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

33 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

It would be an understatement to say that the past year was filled with challenges for managers of high-yield bond portfolios -- including those of Putnam High Yield Advantage Fund. In the following report, the fund's managers discuss fiscal 1998 performance in detail and offer their views on the prospects for both high-yield bonds and your fund in the months ahead.

I am pleased to announce the addition of three new members to your fund's management team. Jennifer E. Leichter, managing director and chief investment officer of the credit team within the Core Fixed Income Group, has been with Putnam since 1987 and has 15 years of investment experience.

Robert M. Paine, who also joined Putnam in 1987, is a member of the High Yield Group and has 11 years of investment experience.

Jeffrey A. Kaufman came to Putnam earlier this year from MFS Investment Management and Salomon Brothers and has 8 years of investment experience.

Respectfully yours,


/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 20, 1999



Report from the Fund Managers
Rosemary H. Thomsen
Jennifer E. Leichter
Robert M. Paine
Jeffrey A. Kaufman

The changes in the high-yield bond market environment from the first half of Putnam High Yield Advantage Fund's fiscal year to the second half of the year were as dramatic as night and day. During the first half of the year, a positive economic backdrop in the United States, combined with strong market fundamentals, helped propel high-yield bond prices. However, in late summer, nightfall descended on the high-yield market. The flight to quality that swept the globe during the period brought the worst period for high-yield bonds since 1990's recession-bound third quarter. Worried by Russia's financial collapse and subsequent margin calls on certain highly leveraged portfolios, many investors suddenly became extremely risk averse and shied away from high-yield bonds.

Despite the market's setback, we believe high-yield bonds currently offer investors exceptional value. Unlike stocks, high-yield bonds have not fully recovered and we believe that this sector of the market still has appreciation potential, particularly since high-yield bonds tend to perform well in strong equity markets.

During the very difficult environment that existed during the 12 months ended November 30, 1998, your fund's class A shares provided a total return of -7.39% at net asset value and -11.81% at public offering price. For more information on the fund's performance, including returns for other share classes, please see pages 9, 10, and 11.

* MARKET'S GLOBAL MARGIN CALL CAUSES HIGH-YIELD RETREAT

During the first half of fiscal 1998, your fund's portfolio continued to benefit from the sustained rally in high-yield bonds. In the booming economy, fears of defaults diminished and investors bid up prices of high-yield bonds. However, seven years of price gains in the high-yield market were effectively eradicated this past summer for reasons that had more to do with global investor sentiment than with the business and economic fundamentals in the United States. A sky-is-falling atmosphere was created by the combination of signs of recession overseas, Russia's financial collapse, an unexpectedly weak U.S. jobs report, lower-than-expected corporate earnings forecasts, and broad-based selling of high-yield debt by distressed, highly leveraged hedge funds. In response, investors came stampeding out of just about any fixed-income security that involved credit risk. This drove down prices on all types of corporate bonds, including the high-yield bonds in which your fund invests.

Many have been tempted to compare today's environment to the difficult period high-yield investors experienced in 1989 and 1990, when the yield spreads between high-yield bonds and Treasury securities (the difference in yield between bonds with similar maturities) had widened drastically. However, investors should be reminded that the 1989 and 1990 period featured 10% default rates on high-yield bonds, high long-term interest rates, and an economy that was sliding into recession.

In contrast, today's environment features economic growth, low inflation, and unusually low default rates. Today's high-yield companies are also different. They are the more growth-oriented cable, media, and technology companies with solid balance sheets. Many larger, well-known companies also issue high-yield debt, including such names as Bethlehem Steel, Borden, and Northwest Airlines (which are not currently held by the fund).

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications                    18.6%

Broadcasting                           6.2%

Oil and gas                            5.2%

Cellular communications                5.1%

Cable television                       4.9%

Footnote reads:
*Based on net assets as of 11/30/98. Holdings will vary over time.

* FOCUS ON TELECOMMUNICATIONS, CABLE, AND BROADCASTING

Despite the market's volatility, your fund's strategic underweighting in steel and other commodities, along with a focus on key high-yield industries, proved beneficial. High-equity valuations, favorable regulatory developments, and new technologies have allowed the telecommunications sector to evolve rapidly into one of today's most dynamic growth industries. Global Crossing is a good example of a telecommunications holding that served your fund well during the period. The company is developing undersea fiber-optic cable systems to help satisfy the growing demand for reliable global telecommunications. Global Crossing's Atlantic crossing cable is expected to link the United States, the United Kingdom, the Netherlands, and Germany by 1999. While this holding and others discussed in this report were viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

Favorable regulatory developments improved the market positions of specialized cellular operators and competitive local exchange carriers (CLECs), including fund holding Intermedia Communications, Inc. Intermedia has experienced continuous revenue growth since its inception in 1986. Building from its original base in Florida, Intermedia now provides integrated telecommunications services nationally with a focus on customers who have a substantial presence in the eastern United States. Through a combination of internally generated growth and targeted acquisitions, the company has expanded its service territory and dramatically increased its customer base.

Merger and acquisition activity continued to benefit many high-yield companies during the period. Corporate bond issuers in the cable television and broadcasting industries continued to take advantage of relaxed regulations, which have increased competition for lucrative business. In both industries, aggressive companies are seizing opportunities through acquisition to secure market share and spread their fixed costs over a greater number of households. Fund holding Chancellor Media Corp., one of the largest radio broadcasting companies in the United States, is one example of this trend. While there can be no assurances, we anticipate that Chancellor should continue to show record cash flow growth due to the integration of several acquisitions, including Capstar, a big radio company, LIN Television, and the Whiteco outdoor advertising business.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP HOLDINGS

Diamond Cable Communications Co. stepped-coupon, 2005
Cable television

Midland Funding Corp, Series A, 11.75%, 2005
Electric utilities

Transamerican Energy stepped-coupon, 2002
Oil and gas

NEXTEL Communications, Inc. Series E, $11.125 preferred
Cellular communications

Chancellor Media Corp. 144A, 8s, 2008
Broadcasting

WinStar Communications, Inc. stepped-coupon, 2007
Telecommunications

California Federal Bancorp Inc. Series A, $2.281 preferred
Banks

NEXTEL Communications, Inc. stepped-coupon, 2008
Cellular communications

Spanish Broadcasting Systems 14.25% cumulative preferred
Broadcasting

Global Crossing Holdings, Ltd., 9.625%, 2008
Telecommunications

Celcaribe S.A. stepped-coupon, 2004
Telelphone services

These holdings represent 9.4% of the fund's net assets as of 11/30/98. Portfolio holdings will vary over time.

* HIGH-YIELD MARKET OFFERS FUNDAMENTAL VALUE

As the investment climate has warmed again to risk, investors appear to have rediscovered high-yield bonds as a source of solid high-income potential. Despite the high-yield market's revival over the past couple of months, however, we believe prices have not yet caught up to fundamental values. We anticipate a recovery of the high-yield market over the next several months as investors refocus on the economy's continued underlying strength and compelling high-yield valuations.

Though the specter of a credit crunch seems to have receded with three interest-rate cuts in two months by the Federal Reserve Board, we continue to focus on companies with limited near-term need for access to capital. We plan to continue to emphasize diversification, companies with little exposure to Asia and low commodity price risk, and securities with attractive yields relative to their risk levels.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/98, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Advantage Fund is designed for investors seeking high current income, with capital growth as a secondary objective.


TOTAL RETURN FOR PERIODS ENDED 11/30/98

                                Class A           Class B           Class M
(inception date)               (3/25/86)         (5/16/94)         (12/1/94)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
1 year                      -7.39%  -11.81%   -7.99%  -12.18%   -7.64%  -10.60%
------------------------------------------------------------------------------
5 years                     31.84    25.56    25.98    24.39    30.14    25.91
Annual average               5.68     4.66     4.73     4.46     5.41     4.72
------------------------------------------------------------------------------
10 years                   137.93   126.56   118.24   118.24   131.32   123.77
Annual average               9.05     8.52     8.12     8.12     8.75     8.39
------------------------------------------------------------------------------
Life of fund               202.82   188.39   170.33   170.33   190.38   180.87
Annual average               9.13     8.71     8.16     8.16     8.77     8.49
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/98

                                   Lehman Bros.     First Boston
                                 Corporate Bond    High Yield Bond    Consumer
                                      Index             Index       Price Index
------------------------------------------------------------------------------
1 year                                9.42%             1.73%          1.55%
------------------------------------------------------------------------------
5 years                              45.65             50.24          12.48
Annual average                        7.81              8.48           2.38
------------------------------------------------------------------------------
10 years                            156.20            179.84          36.33
Annual average                        9.87             10.84           3.15
------------------------------------------------------------------------------
Life of fund                        208.38            257.75          50.74
Annual average                        9.30             10.59           3.29
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/88

                                    Lehman Bros.      First Boston
                  Fund's class A    Corporate Bond    High Yield
                  shares at POP     Index             Index
11/30/88              9,525            10,000           10,000
11/30/89              9,273            11,427           10,148
11/30/90              8,322            12,076            9,413
11/30/91             12,105            14,053           13,498
11/30/92             14,336            15,492           15,684
11/30/93             17,186            17,590           18,626
11/30/94             16,595            16,860           18,480
11/30/95             19,385            20,444           21,648
11/30/96             21,591            21,767           24,176
11/30/97             24,462            23,414           27,508
11/30/98            $22,656           $25,620          $27,984

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $21,824 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $23,132 ($22,377 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/98

                                 Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)              12           12            12
------------------------------------------------------------------------------
Income                           $0.946       $0.876        $0.921
------------------------------------------------------------------------------
Capital gains                       --           --            --
------------------------------------------------------------------------------
 Total                           $0.946       $0.876        $0.921
------------------------------------------------------------------------------
Share value:                  NAV      POP      NAV      NAV      POP
------------------------------------------------------------------------------
11/30/97                    $9.96   $10.46    $9.92    $9.95   $10.28
------------------------------------------------------------------------------
11/30/98                     8.35     8.77     8.32     8.34     8.62
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1      11.07%   10.54%   10.38%   10.79%   10.44%
------------------------------------------------------------------------------
Current 30-day SEC yield2   11.02    10.49    10.34    10.76    10.41
------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/98
(most recent calendar quarter)

                               Class A           Class B           Class M
(inception date)              (3/25/86)         (5/16/94)         (12/1/94)
                             NAV      POP      NAV     CDSC      NAV     POP
-----------------------------------------------------------------------------
1 year                     -9.52%  -13.84%  -10.25%  -14.34%   -9.78%  -12.75%
-----------------------------------------------------------------------------
5 years                    27.83    21.70    22.03    20.49    26.28    22.23
Annual average              5.03     4.01     4.06     3.80     4.78     4.10
-----------------------------------------------------------------------------
10 years                  135.09   123.85   115.55   115.55   128.61   121.20
Annual average              8.92     8.39     7.98     7.98     8.62     8.26
-----------------------------------------------------------------------------
Life of fund              199.44   185.18   166.79   166.79   187.07   177.67
Annual average              8.97     8.55     7.99     7.99     8.61     8.33
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Corporate Bond Index* is an unmanaged list of publicly issued fixed-income non-convertible securities frequently used as a general measure of the performance of the corporate bond market.

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended November 30, 1998

To the Trustees and Shareholders of
Putnam High Yield Advantage Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund (the "fund") at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 14, 1999




Portfolio of investments owned
November 30, 1998

CORPORATE BONDS AND NOTES (81.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Advertising (0.5%)
--------------------------------------------------------------------------------------------------------------------------
$         7,415,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                                    $    7,785,750
          8,325,000  Outdoor Communications, Inc. sr. sub. notes 9 1/4s, 2007                                    8,824,500
                                                                                                            --------------
                                                                                                                16,610,250

Aerospace and Defense (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          8,830,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                               8,741,700
          2,650,000  BE Aerospace, Inc. 144A sr. sub. notes 9 1/2s, 2008                                         2,795,750
          1,150,000  Sequa Corp. med. term notes Ser. A, 10.15s, 2001                                            1,221,254
            800,000  Sequa Corp. sr. sub. notes 9 3/8s, 2003                                                       816,000
          2,750,000  Sequa Corp. bonds 8 3/4s, 2001                                                              2,818,750
                                                                                                            --------------
                                                                                                                16,393,454

Agriculture (0.5%)
--------------------------------------------------------------------------------------------------------------------------
         12,211,222  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                                12,333,334
          2,400,000  Purina Mills, Inc. sr. sub. notes 9s, 2010                                                  2,472,000
                                                                                                            --------------
                                                                                                                14,805,334

Airlines (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          7,340,000  Calair LLC company guaranty 8 1/8s, 2008                                                    6,872,075
          6,675,000  Canadian Airlines Corp. sr. notes 12 1/4s, 2006 (Canada)                                    5,139,750
         12,470,000  Canadian Airlines Corp. secd. notes 10s, 2005 (Canada)                                     10,599,500
         16,100,000  Cathay International Ltd. 144A sr. notes 13s, 2008 (China)                                  5,152,000
         12,500,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                         10,937,500
          8,120,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                          5,724,600
                                                                                                            --------------
                                                                                                                44,425,425

Apparel (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,375,000  GFSI, Inc. sr. disc. notes Ser. B, stepped-coupon zero %
                       (11 3/8s, 9/15/04), 2009 (STP)                                                            4,568,750
         15,000,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                              14,475,000
          7,140,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                                6,961,500
          3,645,000  William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                                3,991,275
          1,000,000  William Carter Holdings Co. sr. sub. notes Ser. A, 10 3/8s, 2006                            1,095,000
                                                                                                            --------------
                                                                                                                31,091,525

Automotive Parts (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          8,677,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                       9,110,850
          1,500,000  Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                               1,575,000
          8,565,000  Safety Components International, Inc. sr. sub. notes
                       Ser. B, 10 1/8s, 2007                                                                     8,565,000
                                                                                                            --------------
                                                                                                                19,250,850

Banks (2.5%)
--------------------------------------------------------------------------------------------------------------------------
         21,850,000  Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                          7,647,500
          9,200,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                              8,500,892
            850,000  Advanta Corp. med. term notes Ser. D, 6.98s, 2002                                             758,064
          3,000,000  Advanta Corp. med. term notes Ser. D, 6.65s, 2000                                           2,876,070
          1,700,000  Advanta Corp. med. term notes Ser. D, 6.584s, 2000                                          1,629,059
          1,215,000  Advanta Corp. med. term notes Ser. D, 6.54s, 2000                                           1,162,342
          2,100,000  First Federal Financial Corp. notes 11 3/4s, 2004                                           2,163,000
          5,900,000  Fuji JGB Inv. LLC 144A FLIRB bonds 9.87s, 2049 (Japan)                                      4,194,251
          9,960,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                                     10,593,954
          2,640,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                     2,059,200
          2,915,000  North Fork Capital Trust I company guaranty 8.7s, 2026                                      3,230,461
          2,620,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                        2,043,600
          2,990,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                  2,780,700
          6,310,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                                   5,552,800
          3,555,000  Peoples Heritage Capital Trust company guaranty
                       Ser. B, 9.06s, 2027                                                                       3,665,489
          4,465,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                    3,616,650
          2,900,000  Provident Capital Trust company guaranty 8.6s, 2026                                         3,189,594
          6,470,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                                 6,617,645
          7,865,000  Sovereign Capital Trust company guaranty 9s, 2027                                           7,534,906
          2,815,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                              2,956,369
                                                                                                            --------------
                                                                                                                82,772,546

Basic Industrial Products (0.4%)
--------------------------------------------------------------------------------------------------------------------------
         11,530,975  Grove Investors LLC 144A 14 1/2s, 2010 (PIK)                                                9,686,019
          7,160,000  Insilco Holding Co. 144A sr. disc. notes stepped-coupon
                       zero % (14s, 8/15/03), 2008 (STP)                                                         3,293,600
                                                                                                            --------------
                                                                                                                12,979,619

Broadcasting (4.5%)
--------------------------------------------------------------------------------------------------------------------------
         19,370,000  Allbritton Communications sr. sub. deb. Ser. B, 9 3/4s, 2007                               20,532,200
          2,000,000  American Radio Systems sr. sub. notes 9 3/4s, 2005                                          2,180,000
            234,062  Australis Media, Ltd. sr. disc. notes stepped-coupon zero %,
                       (15 3/4s, 5/15/00), 2003 (In default) (Australia) (NON) (STP)                                 1,755
          2,709,586  Australis Media, Ltd. sr. sec. disc. notes zero %, 2000
                       (In default) (Australia) (NON)                                                            2,082,859
          2,935,000  Benedek Communications Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                      2,083,850
         11,220,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                       zero % (12 3/4s, 2/1/02), 2009 (STP)                                                      9,200,400
          6,900,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                            7,210,500
          3,150,000  Central European Media Enterprises Ltd. sr. notes
                       9 3/8s, 2004 (Bermuda)                                                                    2,583,000
            195,000  Chancellor Media Corp. sr. sub notes Ser. B, 8 1/8s, 2007                                     195,000
         23,570,000  Chancellor Media Corp. 144A sr. notes 8s, 2008                                             24,100,325
          5,270,000  Citadel Broadcasting, Inc. 144A sr. sub. notes 9 1/4s, 2008                                 5,493,975
          9,210,000  Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                       zero % (10 1/4s, 11/1/02), 2007 (STP)                                                     6,170,700
         16,770,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                          16,853,850
         15,000,000  Fox/Liberty Networks LLC sr. disc. notes stepped-coupon
                       zero % (9 3/4s, 8/15/02), 2007 (STP)                                                     10,725,000
          2,345,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                             2,415,350
          7,260,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                      6,933,300
         10,000,000  Grupo Televisa S.A. sr. disc. notes stepped-coupon zero %
                       (13 1/4s, 5/15/01), 2008 (Mexico) (STP)                                                   7,525,000
          9,080,000  PHI Holdings, Inc. sr. notes zero %, 2001                                                   7,008,852
         10,875,000  Primestar Bank term loan 8 5/8s, 2004                                                       3,262,500
         10,480,000  Radio One Inc. company guaranty Ser. B, stepped-coupon
                       zero % (12s, 5/15/00), 2004 (STP)                                                        10,375,200
                                                                                                            --------------
                                                                                                               146,933,616

Building and Construction (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,960,000  Albecca Inc. 144A sr. sub. notes 10 3/4s, 2008                                              6,079,200
          4,700,000  American Architectural Products Corp. company guaranty
                       11 3/4s, 2007                                                                             3,995,000
          3,460,000  Building Materials Corp. 144A sr. notes 8s, 2008                                            3,511,900
          7,650,000  Doskcil Manufacturing Co 144A sr. sub. notes 10 1/8s, 2007                                  7,191,000
         16,310,000  GS Superhighway Holdings sr. notes 10 1/4s, 2007                                            6,850,200
          1,620,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004                                               696,600
         19,730,000  MCII Holdings sec. notes 12s, 2002                                                         14,994,800
                                                                                                            --------------
                                                                                                                43,318,700

Business Equipment and Services (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,070,000  Cendant Corp. notes 7 1/2s, 2000                                                            5,081,915
          4,540,000  Cex Holdings, Inc. 144A sr. sub. notes 9 5/8s, 2008                                         4,358,400
          4,000,000  Outsourcing Solutions, Inc. 144A 8.621s, 2004                                               3,940,000
          1,870,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                                1,776,500
          8,689,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                             9,557,900
         10,160,000  U.S. Office Products Co. 144A sr. sub notes 9 3/4s, 2008                                    7,112,000
          8,158,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                                  9,096,170
                                                                                                            --------------
                                                                                                                40,922,885

Cable Television (4.6%)
--------------------------------------------------------------------------------------------------------------------------
         28,440,000  21st Century Telecom Group, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                     11,944,800
          5,000,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                            3,937,500
          1,000,000  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 (PIK)                                  1,045,000
         16,380,000  Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                               18,038,475
         10,680,000  Adelphia Communications Corp. 144A sr. notes 8 3/8s, 2008                                  10,933,650
          2,170,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                        2,223,729
          2,925,000  CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                   3,088,127
          5,750,000  CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                              6,727,500
          2,075,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                    1,509,563
         51,775,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                   43,232,125
          3,530,000  Globo Communicacoes 144A sr. notes 10 5/8s, 2008 (Brazil)                                   2,594,550
          4,170,000  Globo Communicacoes 144A company guaranty 10 1/2s,
                       2006 (Brazil)                                                                             3,044,100
          2,070,000  Globo Communicacoes company guaranty 10 1/2s,
                       2006 (Brazil)                                                                             1,511,100
          7,900,000  Marcus Cable Co. (L.P.) sr. disc. notes stepped-coupon
                       zero % (14 1/4s, 6/15/00), 2005 (STP)                                                     7,495,125
          1,870,000  Pegasus Communications Corp. 144A sr. notes 9 3/4s, 2006                                    1,886,363
          6,000,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                                  6,540,000
          3,050,000  RBS Participacoes S.A. 144A company guaranty 11s,
                       2007 (Brazil)                                                                             2,074,000
          9,845,000  RCN Corp. sr. disc. notes stepped-coupon zero %,
                       (11 1/8s, 10/15/02), 2007 (STP)                                                           5,660,875
          8,820,000  Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                       (Argentina)                                                                               4,851,000
          2,150,000  TeleWest Communications PLC 144A sr. notes 11 1/4s,
                       2008 (United Kingdom)                                                                     2,440,250
          3,880,000  TV Azteca Holdings S.A. de C.V. sr. notes 11s, 2002 (Mexico)                                3,375,600
          1,950,000  TV Azteca Holdings S.A. de C.V. sr. notes Ser. B, 10 1/2s,
                       2007 (Mexico)                                                                             1,735,500
          9,960,000  United International Holdings sr. disc. notes Ser. B,
                       stepped-coupon zero % (10 3/4s, 2/15/03), 2008 (STP)                                      5,826,600
                                                                                                            --------------
                                                                                                               151,715,532

Cellular Communications (3.3%)
--------------------------------------------------------------------------------------------------------------------------
         28,054,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/1/02), 2007 (STP)                                                         7,855,120
         18,115,000  Cencall Communications Corp. sr. disc. notes stepped-coupon
                       zero % (10 1/8s, 1/15/99), 2004 (STP)                                                    17,979,138
          6,330,000  CTI Holdings S.A. sr. notes stepped-coupon zero %
                       (11 1/2s,4/15/03), 2008 (Argentina) (STP)                                                 2,880,150
          7,060,000  Dobson Wireline Co. 144A sr. notes 12 1/4s, 2008                                            6,495,200
          5,350,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                                         5,564,000
          8,310,000  McCaw International Ltd sr. disc. notes stepped coupon
                       zero % (13s, 4/15/02), 2007 (STP)                                                         4,487,400
         23,175,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                       (Luxembourg) (STP)                                                                       16,280,438
         12,620,000  NEXTEL Communications, Inc. 144A sr. notes 12s, 2008                                       14,039,750
         50,950,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/8s, 4/15/03), 2008 (STP)                                                    21,717,438
         11,690,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (9 3/4s, 10/31/02), 2007 (STP)                                                     7,393,925
          2,325,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10.65s, 9/15/02), 2007 (STP)                                                      1,540,313
                                                                                                            --------------
                                                                                                               106,232,872

Chemicals (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,745,000  Geo Specialty Chemicals 144A sr. sub. notes 10 1/8s, 2008                                   5,572,650
          4,570,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                             4,490,025
          3,230,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                             3,221,925
          4,850,000  Huntsman Corp. 144A sr. sub. notes FRN 9.188s, 2007                                         4,607,500
          1,923,077  Lyondell Petrochemical Co. Bank term loan C
                       7 1/4s, 1999                                                                              1,865,385
         13,076,923  Lyondell Petrochemical Co. Bank term loan D
                       7 1/4s, 2000                                                                             12,684,615
          5,800,000  PCI Chemicals & Pharmaceuticals company guaranty 9 1/4s,
                       2007 (India)                                                                              4,669,000
          5,200,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                       zero % (13 1/2s, 8/15/01), 2008 (STP)                                                     2,132,000
          8,830,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                               4,415,000
          8,915,000  Union Carbide Global Enterprises sr. sub. notes
                       Ser. B, 12s, 2005                                                                         9,360,750
                                                                                                            --------------
                                                                                                                53,018,850

Coal (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          7,160,000  Lodestar Holding, Inc. 144A sr. notes 11 1/2s, 2005                                         5,656,400

Computer Services and Software (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,205,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                            3,269,100
         20,260,000  IPC Information Systems sr. disc. notes stepped-coupon
                       zero % (10 7/8s, 11/1/01), 2008 (STP)                                                    12,763,800
          7,750,000  Psinet, Inc. 144A sr. notes 11 1/2s, 2008                                                   8,215,000
            840,000  Psinet, Inc. sr. notes Ser. B, 10s, 2005                                                      840,000
          5,885,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                        6,738,325
          3,706,000  Unisys Corp. deb. 9 3/4s, 2016                                                              3,854,240
          3,690,000  Verio Inc. 144A sr. notes 11 1/4s, 2008                                                     3,819,150
                                                                                                            --------------
                                                                                                                39,499,615

Conglomerates (--%)
--------------------------------------------------------------------------------------------------------------------------
          1,960,000  Cia Latino Americana 144A company guaranty 11 5/8s,
                       2004 (Argentina)                                                                          1,332,800

Consumer Durable Goods (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,245,000  Remington Products Co. sr. sub. notes Ser. B, 11s, 2006                                     2,303,950
          7,860,000  Sealy Mattress Co. company guaranty Ser. B, stepped-coupon
                       zero % (10 7/8s, 12/15/02), 2007 (STP)                                                    4,716,000
          6,500,000  Sealy Mattress Co. 144A sr. notes 12s, 2008                                                 5,525,000
                                                                                                            --------------
                                                                                                                12,544,950

Consumer Non Durables (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,495,000  Amscan Holdings, Inc. sr. sub. notes 9 7/8s, 2007                                           2,345,300
          1,235,000  Hedstrom Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (12s, 6/1/02), 2009 (STP)                                                            592,800
          5,560,000  Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                                4,670,400
                                                                                                            --------------
                                                                                                                 7,608,500

Consumer Services (0.6%)
--------------------------------------------------------------------------------------------------------------------------
         15,402,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                             16,788,180
          3,060,000  Protection One, Inc. sr. disc. notes stepped-coupon zero %
                       (13 5/8s, 6/30/00), 2005 (STP)                                                            3,488,400
                                                                                                            --------------
                                                                                                                20,276,580

Cosmetics (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,220,000  French Fragrances, Inc. company guaranty Ser. D,
                       10 3/8s, 2007                                                                             4,262,200
          3,790,000  Revlon, Inc. 144A sr. notes 9s, 2006                                                        3,903,700
                                                                                                            --------------
                                                                                                                 8,165,900

Electric Utilities (2.6%)
--------------------------------------------------------------------------------------------------------------------------
          8,195,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                                    5,285,775
          2,000,000  Connecticut Light & Power Co. 1st mtge. Ser. D, 7 7/8s, 2024                                2,092,740
          9,600,000  Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                                           12,258,624
         35,705,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                        41,489,924
            800,000  Niagara Mohawk Power Corp. med. term notes 9.95s,
                       2000 (Philippines)                                                                          841,360
          9,960,000  Niagara Mohawk Power Corp. sr. disc. notes Ser. H, zero %
                       (8 1/2s, 7/1/03), 2010 (STP) (Philippines)                                                7,494,900
          6,486,145  Northeast Utilities System notes Ser. A, 8.58s, 2006                                        6,984,670
          1,600,000  Northeast Utilities System notes Ser. B, 8.38s, 2005                                        1,655,776
         14,420,000  Panda Global Energy Co. company guaranty 12 1/2s,
                       2004 (China)                                                                              7,210,000
                                                                                                            --------------
                                                                                                                85,313,769

Electronics and Electrical Equipment (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,907,549  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                            1,869,398
          2,281,671  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                                       2,236,037
          5,000,000  Details, Inc. sr. discount notes Ser. B, stepped-coupon zero %
                       (12 1/2s, 11/15/02), 2007 (STP)                                                           3,000,000
          2,790,000  Details, Inc. sr. sub. notes Ser. B, 10s, 2005                                              2,762,100
            550,000  The DII Group, Inc. sr. sub. notes 8 1/2s, 2007                                               534,875
          5,780,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                          5,866,700
         13,320,000  Metromedia Fiber Network, Inc. 144A sr. notes 10s, 2008                                    13,752,900
          8,525,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                      8,780,750
          1,760,000  Samsung Electronics 144A company guaranty 9 3/4s, 2003                                      1,601,600
          5,615,000  Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                             5,586,925
          3,410,000  Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                                 3,392,950
                                                                                                            --------------
                                                                                                                49,384,235

Energy-Related (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,600,000  CE Casecnan Water & Energy sr. notes Ser. A, 11.45s, 2005
                       (Philippines)                                                                             3,772,000
          6,110,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                     4,460,300
          8,740,000  York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                    8,652,600
                                                                                                            --------------
                                                                                                                16,884,900

Entertainment (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          8,390,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                         8,599,750
          9,925,000  Premier Parks, Inc.144A sr. disc. notes stepped-coupon
                       zero % (10s, 4/1/03), 2008 (STP)                                                          6,749,000
          5,220,000  SFX Entertainment Inc. 144A sr. sub. notes 9 1/8s, 2008                                     5,220,000
          7,690,000  SFX Entertainment, Inc. 144A company guaranty Ser. B,
                       9 1/8s, 2008                                                                              7,690,000
          5,275,000  Six Flags Corp. sr. sub. notes 12 1/4s, 2005                                                5,828,875
                                                                                                            --------------
                                                                                                                34,087,625

Environmental Control (0.4%)
--------------------------------------------------------------------------------------------------------------------------
         14,910,000  Allied Waste Industries, Inc. sr. disc. notes stepped-coupon
                       zero % (11.3s, 6/1/02), 2007 (STP)                                                       12,822,600
          4,420,000  ATC Group Services Inc. company guaranty 12s, 2008                                          1,326,000
                                                                                                            --------------
                                                                                                                14,148,600

Financial Services (2.4%)
--------------------------------------------------------------------------------------------------------------------------
         10,645,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                4,577,350
          3,000,000  Colombia Holdings sr. notes 10s, 1999                                                       3,048,750
          5,525,000  Colonial Capital I 144A company guaranty 8.92s, 2027                                        5,690,750
         10,110,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                 7,986,900
          9,345,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                7,382,550
          1,770,000  Dollar Financial Group Inc. sr. notes Ser. A, 10 7/8s, 2006                                 1,787,700
         35,915,000  DTI Holdings Inc. sr. disc. notes Ser. B, stepped-coupon
                       zero % (12 1/2s, 3/01/03), 2008 (STP)                                                     9,697,050
          4,565,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                             3,423,750
          4,690,000  Investors Capital Trust I company guaranty
                       Ser. B, 9.77s, 2027                                                                       5,135,550
          5,500,000  Local Financial Corp. 144A sr. notes 11s, 2004                                              5,555,000
            468,813  Pioneer Americas Bank term loan 8.47s, 2006                                                   389,115
          3,951,807  Pioneer Americas Bank term loan 8.715s, 2006                                                3,280,000
         13,310,000  Polytama International notes 11 1/4s, 2007 (Indonesia)                                      2,662,000
         10,250,000  Resource America Inc. 144A sr. notes 12s, 2004                                              8,610,000
          1,970,000  Sampoerna International Finance Co. 144A company
                       guaranty 8 3/8s, 2006 (Indonesia)                                                         1,024,400
          2,000,000  SRI Receivables Purchase 144A notes 12 1/2s, 2000                                           2,040,000
          6,670,000  Superior Financial 144A sr. notes 8.65s, 2003                                               6,542,853
                                                                                                            --------------
                                                                                                                78,833,718

Food and Beverages (2.7%)
--------------------------------------------------------------------------------------------------------------------------
         10,405,000  Ameriserve Food Co. company guaranty 10 1/8s, 2007                                          9,260,450
          5,345,000  Ameriserve Food Co. company guaranty 8 7/8s, 2006                                           4,997,575
         13,455,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                     14,665,950
          3,450,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                                    3,519,000
         15,265,000  Doane Products Co. 144A sr. sub. notes 9 3/4s, 2007                                        15,608,463
          1,000,000  Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                      940,000
         10,100,000  Fleming Companies, Inc. company guaranty
                       Ser. B, 10 5/8s, 2007                                                                     9,948,500
          6,765,000  Nebco Evans Holding Co. sr. disc. notes stepped-coupon
                       zero % (12 3/8s, 7/15/02), 2007 (STP)                                                     3,247,200
          7,290,000  RAB Enterprises, Inc. 144A sr. notes 10 1/2s, 2005                                          6,670,350
         10,250,000  RAB Food Holdings, Inc. 144A sr. notes 13s, 2008                                            9,225,000
          7,500,000  Signature Brands Ltd. sr. sub. notes 13s, 2002 (Canada)                                     8,400,000
          2,425,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                   2,061,250
                                                                                                            --------------
                                                                                                                88,543,738

Gaming (3.3%)
--------------------------------------------------------------------------------------------------------------------------
         11,049,000  Argosy Gaming Co. company guaranty 13 1/4s, 2004                                           12,374,880
             25,000  Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                                          26,000
          2,060,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                       1,853,753
          2,990,000  Circus Circus Enterprises, Inc. sr. sub. notes 9 1/4s, 2005                                 3,079,700
         10,845,000  Coast Hotels & Casinos, Inc. 1st mtge. company guaranty
                       Ser. B, 13s, 2002                                                                        12,146,400
          4,000,000  Coast Hotels & Casinos, Inc. company guaranty Ser. B,
                       10 7/8s, 2001                                                                             4,120,000
          6,442,678  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003                                     7,022,519
         16,900,000  Fitzgeralds Gaming Corp. company guaranty Ser. B,
                       12 1/4s, 2004                                                                             9,633,000
         10,220,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                             10,731,000
          8,235,000  Isle of Capri Black Hawk LLC 1st mortgage Ser. B, 13s, 2004                                 8,399,700
         11,370,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                                   6,253,500
          5,000,000  Trump A.C. company guaranty Ser. B, 11 1/4s, 2006                                           4,500,000
         17,975,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                         18,154,750
          2,500,000  Trump Castle Hotel 144A sr. sub. notes 10 1/4s, 2003                                        2,525,000
          6,050,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                                      6,443,250
                                                                                                            --------------
                                                                                                               107,263,452

Health Care (4.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,880,000  Conmed Corp. company guaranty 9s, 2008                                                      1,889,400
         14,310,000  Extendicare Health Services, Inc. company guaranty 9.35s, 2007                             13,719,713
         13,340,000  Fresenius Medical Capital Trust II company guaranty 7 7/8s,
                       2008 (Germany)                                                                           13,239,950
             83,000  Genesis Health Ventures, Inc. sr. sub. notes 9 3/4s, 2005                                      83,000
         10,445,000  Global Health Sciences company guaranty 11s, 2008                                           7,102,600
          6,485,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007                        6,403,938
         10,615,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008                       10,349,625
          2,295,000  Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                      2,134,350
         15,460,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007                                                                             12,677,200
            980,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                       stepped-coupon zero % (10 1/2s, 11/1/02), 2007 (STP)                                        480,200
         16,155,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                                   13,516,889
          8,470,000  MedPartners, Inc. sr. sub. notes 6 7/8s, 2000                                               7,229,992
         18,235,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                               17,232,075
          6,570,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                              5,978,700
          4,280,000  Paragon Corp. Holdings, Inc. company guaranty Ser. B,
                       9 5/8s, 2008                                                                              3,595,200
          4,940,000  PharMerica, Inc. company guaranty 8 3/8s, 2008                                              4,297,800
         14,730,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                             12,962,400
          4,860,000  Tenet Healthcare Corp. 144A sr. sub. notes 8 1/8s, 2008                                     5,017,950
                                                                                                            --------------
                                                                                                               137,910,982

Lodging (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          6,300,000  Epic Resorts LLP 144A sr. notes 13s, 2005                                                   5,985,000
         13,030,000  Raintree Resorts International, Inc. sr. notes
                       Ser. B, 13s, 2004                                                                         7,818,000
          2,000,000  Starwood Hotels Resorts Bank term loan
                       7.861s, 2003                                                                              1,970,000
                                                                                                            --------------
                                                                                                                15,773,000

Medical Supplies and Devices (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          8,435,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                                  8,435,000
          5,375,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                                     6,181,250
          2,100,000  Imagyn Medical Technologies, Inc. company guaranty
                       12 1/2s, 2004                                                                               315,000
          3,825,000  Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                                3,691,125
          9,915,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                         10,336,388
          9,110,000  Mediq, Inc. company guaranty 11s, 2008                                                      8,563,400
          7,800,000  Mediq, Inc. deb. 13s, 2009                                                                  3,666,000
          9,530,000  Wright Medical Technology, Inc. 144A notes Ser. C,
                       11 3/4s, 2000                                                                             5,718,000
                                                                                                            --------------
                                                                                                                46,906,163

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------------------------------------
         13,680,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007                                       7,387,200
          2,662,000  Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003                               2,635,380
          7,280,000  WHX Corp. sr. notes 10 1/2s, 2005                                                           6,952,400
                                                                                                            --------------
                                                                                                                16,974,980

Motion Picture Distribution (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  Cinemark USA, Inc. sr. sub. notes Ser. D, 9 5/8s, 2008 (Mexico)                             6,285,000
          8,890,000  United Artists Theatre sr. sub. notes Ser. B, 9 3/4s, 2008                                  8,712,200
                                                                                                            --------------
                                                                                                                14,997,200

Oil and Gas (4.5%)
--------------------------------------------------------------------------------------------------------------------------
          7,955,000  Abraxas Petrolem Corp. 144A company guaranty Ser. D,
                       11 1/2s, 2004                                                                             6,841,300
          1,220,000  American Eco Corp. company guaranty Ser. B, 9 5/8s, 2008                                      793,000
          8,675,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                6,072,500
          1,025,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                   625,250
          7,345,000  Chesapeake Energy Corp. company guaranty Ser. B,
                       9 5/8s, 2005                                                                              6,720,675
          5,208,000  Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                                              4,478,880
          2,570,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                               2,396,525
          5,155,000  Dailey Petroleum Services Corp. company guaranty
                       9 1/2s, 2008                                                                              2,371,300
          1,935,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                            2,051,100
          1,330,000  Gothic Energy Corp. sr. disc. notes Ser. B, stepped-coupon
                       zero % (14 1/8s, 5/1/03), 2006 (STP)                                                        465,500
          6,000,000  Gothic Production Corp. company guaranty Ser. B,
                       11 1/8s, 2005                                                                             4,920,000
          5,000,000  Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s, 2005 (Canada)                            5,237,500
          4,540,000  Gulf Canada Resources, Ltd. sr. notes 8 3/8s, 2005 (Canada)                                 4,676,200
          3,550,000  HS Resources, Inc. company guaranty 9 1/4s, 2006                                            3,496,750
          6,690,000  Michael Petroleum Corp. sr. notes Ser. B, 11 1/2s, 2005                                     5,352,000
          7,680,000  Northern Offshore 144A company guaranty 10s, 2005                                           4,915,200
          1,420,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                    1,476,800
          7,395,000  Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                    7,727,775
          3,125,000  Pacalta Resources Ltd. sr. notes Ser. B, 10 3/4s, 2004 (Canada)                             2,656,250
          3,730,000  Panaco, Inc. company guaranty Ser. B, 10 5/8s, 2004                                         2,946,700
          4,735,000  Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                        3,314,500
          7,600,000  Southwest Royalties, Inc. company guaranty 10 1/2s, 2004                                    3,876,000
        113,200,000  Transamerican Energy sr. disc. notes Ser. B, stepped-coupon
                       zero % (13s, 6/15/99), 2002 (STP)                                                        39,620,000
         35,935,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                                       13,655,300
          8,736,000  TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001                                   6,988,800
          3,475,000  XCL Ltd. 144A company guaranty 13 1/2s, 2004                                                3,509,750
                                                                                                            --------------
                                                                                                               147,185,555

Packaging and Containers (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          7,790,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                            7,790,000
          1,620,000  Owens-Illinois, Inc. deb. 7.8s, 2018                                                        1,626,221
         20,175,000  Riverwood International Corp. company guaranty 10 7/8s, 2008                               19,166,250
          9,000,000  Riverwood International Corp. company guaranty 10 5/8s, 2007                                9,270,000
          1,220,000  Riverwood International Corp. company guaranty 10 1/4s, 2006                                1,241,350
                                                                                                            --------------
                                                                                                                39,093,821

Paper and Forest Products (1.9%)
--------------------------------------------------------------------------------------------------------------------------
         11,720,000  APP Finance II Mauritius Ltd. bonds sr. disc. notes
                       stepped-coupon zero % (12s, 2/15/04), 2049 (Indonesia) (STP)                              7,032,000
            870,000  APP International Finance Co. notes 11 3/4s, 2005
                       (Netherlands)                                                                               739,500
            620,000  Boise Cascade Co. med. term notes Ser. A, 7.43s, 2005                                         600,451
          6,555,000  Huntsman Packaging Corp. company guaranty 9 1/8s, 2007                                      6,555,000
          7,950,000  Indah Kiat Financial Mauritius Ltd. company guaranty 10s,
                       2007 (Indonesia)                                                                          5,088,000
         11,000,000  Jefferson Smurfit Term Bank term loan B 8.65s, 2006                                        11,027,500
         14,190,000  Pindo Deli Finance Mauritius Ltd. company guaranty 10 3/4s,
                       2007 (Indonesia)                                                                          8,301,150
         15,005,000  PT Pabrik Kertas Tjiwi Kimia company guaranty 10s,
                       2004 (Indonesia)                                                                          9,678,225
         12,905,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                       10,065,900
          1,360,000  Repap New Brunswick 144A sr. notes 9s, 2004 (Canada)                                        1,332,800
                                                                                                            --------------
                                                                                                                60,420,526

Pharmaceuticals (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,670,000  Biovail Corp. International 144A sr. notes 10 7/8s, 2005                                    2,710,050
          9,550,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                       9,454,500
                                                                                                            --------------
                                                                                                                12,164,550

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
          2,650,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                              1,457,500

Publishing (0.4%)
--------------------------------------------------------------------------------------------------------------------------
         10,078,507  Alabama River Newsprint Co. Bank term loan
                       7.562s, 2002                                                                              7,558,880
          2,550,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                                 2,607,375
          3,294,252  Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                                   3,426,022
                                                                                                            --------------
                                                                                                                13,592,277

Railroads (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,935,000  TFM S.A. de C.V. company guaranty 10 1/4s, 2007 (Mexico)                                    1,741,500
         14,750,000  TFM S.A. de C.V. company guaranty stepped-coupon
                       zero % (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                            7,965,000
                                                                                                            --------------
                                                                                                                 9,706,500

Restaurants (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,800,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                         4,680,000

Retail (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          7,675,000  Amazon.com, Inc. sr. disc. notes stepped-coupon zero %
                       (10s, 5/01/03), 2008 (STP)                                                                5,065,500
          4,555,000  Home Interiors & Gifts, Inc. 144A sr. sub. notes 10 1/8s, 2008                              4,475,288
          1,700,000  K mart Corp. deb. 13 1/2s, 2009                                                             1,765,926
          2,250,000  K mart Corp. med. term notes 9s, 2020                                                       2,298,555
            400,000  K mart Corp. med. term notes 8.19s, 2003                                                      412,876
            300,000  K mart Corp. med. term notes 8s, 2001                                                         304,761
            300,000  K mart Corp. med. term notes 7.2s, 2000                                                       302,463
          9,045,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                  9,316,350
         16,460,000  NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                                16,130,800
          3,545,000  North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                               3,491,825
                                                                                                            --------------
                                                                                                                43,564,344

Satellite Services (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,248,686  Direct Sat 1 144A notes 8 1/4s, 2001                                                        3,244,625
         14,660,000  Echostar Satellite Broadcast Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/8s, 3/15/00), 2004 (STP)                                     14,220,200
          3,066,201  Echostar I 144A sr. notes 8 1/4s, 2001                                                      3,062,369
          7,890,000  Golden Sky Systems 144A sr. sub. notes 12 3/8s, 2006                                        8,245,050
          5,535,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes 10 1/8s,
                       2004 (Mexico)                                                                             4,649,400
          4,690,000  TCI Satellite Entertainment, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/4s, 2/1/02), 2007 (STP)                                                      1,172,500
          2,811,000  TCI Satellite Entertainment, Inc. sr. sub. notes 10 7/8s, 2007                              1,124,400
                                                                                                            --------------
                                                                                                                35,718,544

Semiconductors (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          9,480,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                                  9,290,400
         15,244,076  Fairchild Semiconductor Corp. 144A sr. sub. notes 11.74s, 2008                             12,500,143
         15,870,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                          12,061,200
                                                                                                            --------------
                                                                                                                33,851,743

Specialty Consumer Products (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          9,910,000  Decora Industries, Inc. sec. Ser. B, 11s, 2005                                              9,117,200

Telecommunications (14.9%)
--------------------------------------------------------------------------------------------------------------------------
         11,450,000  Barak I.T.C. sr. disc. notes Ser. B, stepped-coupon zero %
                       (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                  5,896,750
          6,240,000  CapRock Communications Corp. sr. notes Ser. B, 12s, 2008                                    5,928,000
          9,000,000  Charter Communications International, Inc. disc. notes
                       Ser. B, stepped-coupon zero % (14s, 3/15/01), 2007 (STP)                                  8,010,000
          2,250,000  Charter Communications International, Inc. sr. notes
                       Ser. B, 11 1/4s, 2006                                                                     2,475,000
          7,705,000  Conecel Holdings 144A notes Ser. A, 14s, 2000                                               3,467,250
          2,470,000  Consorcio Ecuatoiano notes 14s, 2002 (Ecuador)                                              1,358,500
         33,820,000  Covad Communications Group sr. disc. notes Ser. B,
                       stepped-coupon zero % (13 1/2s, 3/15/03), 2008 (STP)                                     16,910,000
          5,100,000  Econophone Inc. company guaranty 13 1/2s, 2007                                              5,151,000
         18,640,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                8,947,200
         11,585,000  E. Spire Communications, Inc. sr. notes 13 3/4s, 2007                                      12,453,875
          9,500,000  E. Spire Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (13s, 11/1/00), 2005 (STP)                                                         7,267,500
          5,750,000  Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                          5,807,500
         35,370,000  Firstworld Communication Corp. sr. disc. notes
                       stepped-coupon zero % (13, 4/15/03) 2008 (STP)                                           10,257,300
         25,800,000  Focal Communications Corp. sr. disc. notes Ser. B,
                       stepped-coupon zero % (12 1/8s, 2/15/03), 2008 (STP)                                     13,932,000
         19,800,000  Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008                               21,186,000
         25,188,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                    18,387,240
         28,420,000  GST Telecommunications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                      13,641,600
          6,355,000  Hyperion Telecommunication Inc. sr. disc. notes Ser. B,
                       stepped-coupon zero % (13s, 4/15/01), 2003 (STP)                                          4,750,363
          8,120,000  Hyperion Telecommunications, Inc. sr. notes Ser. B,
                       12 1/4s, 2004                                                                             8,404,200
         10,850,000  ICG Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10s, 2/15/03), 2008 (STP)                                                         5,750,500
         11,130,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (13 1/2s, 9/15/00), 2005 (STP)                                                            9,293,550
         38,440,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                             19,796,600
         12,065,000  Intelcom Group USA, Inc. company guaranty stepped-coupon
                       zero % (12 1/2s, 5/1/01), 2006 (STP)                                                      8,928,100
          6,490,000  Interact Systems, Inc. sr. disc. notes stepped-coupon zero %
                       (14s, 8/1/00), 2003 (STP)                                                                   324,500
          1,220,000  Intercel, Inc. sr. disc. notes stepped-coupon zero % (12s, 2/1/01),
                       2006 (STP)                                                                                  890,600
          8,410,000  Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                                8,199,750
         20,635,000  Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                             20,015,950
         19,750,000  International Cabletel, Inc. sr. notes Ser. B, stepped-coupon
                       zero % (11 1/2s, 2/01/01), 2006 (STP)                                                    16,738,125
         11,840,000  IXC Communications, Inc. sr. sub. notes 9s, 2008                                           11,958,400
         31,670,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 2/15/03), 2008 (STP)                                                    15,518,300
         29,100,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (11 7/8s, 10/15/02), 2007 (STP)                                                          14,259,000
          1,910,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                        1,962,525
          3,650,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                               4,015,000
          2,025,000  MetroNet Communications Corp. sr. notes
                       12s, 2007 (Canada)                                                                        2,268,000
          4,500,000  MetroNet Communications Corp. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 11/1/02), 2007
                       (Canada) (STP)                                                                            2,970,000
         10,020,000  MetroNet Communications Corp. 144A sr. notes 10 5/8s,
                       2008 (Canada)                                                                            10,721,400
          9,595,000  MetroNet Communications Corp. sr. disc. stepped-coupon
                       notes zero % (9.95s, 6/15/03), 2008 (Canada) (STP)                                        5,948,900
          6,445,000  Microcell Telecommunications sr. disc. notes Ser. B,
                       stepped-coupon zero % (14s, 12/1/01), 2006 (Canada) (STP)                                 4,849,863
          1,880,000  Netia Holdings B.V. 144A company guaranty stepped-coupon
                       zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                            1,146,800
          3,320,000  Netia Holdings B.V. 144A company guaranty 10 1/4s, 2007
                       (Poland)                                                                                  2,921,600
         10,150,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                       9,947,000
          6,400,000  NTL Inc. 144A sr. notes 11 1/2s, 2008                                                       7,144,320
         16,210,000  NTL Inc. 144A sr. notes stepped-coupon zero %
                       (9 3/4s, 4/01/03), 2008 (STP)                                                            10,374,400
         14,790,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                      11,166,450
         12,060,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                       9,346,500
         20,230,000  Rhythms Netconnections, Inc. sr. disc. notes Ser. B, zero %
                       (13 1/2s, 5/15/03), 2008 (STP)                                                            8,294,300
          7,760,000  STARTEC Global Communications Corp. sr. notes 12s, 2008                                     6,596,000
         17,230,000  Teligent, Inc. sr. disc. notes Ser. B, stepped-coupon zero %
                       (11 1/2s, 3/1/03), 2008 (STP)                                                             8,830,375
          9,305,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                                      8,886,275
          7,565,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                             8,018,900
          7,920,000  USN Communications, Inc. sr. disc. notes Ser. B, stepped-coupon
                       zero % (14 5/8s, 8/15/00), 2004 (STP)                                                     1,188,000
          7,945,000  Versatel Teleco 144A sr. notes 13 1/4s, 2008                                                7,937,055
          3,160,000  Vialog Corp. company guaranty 12 3/4s, 2001                                                 2,528,000
         11,690,000  WinStar Communications, Inc. sr. sub. notes 11s, 2008                                       9,118,200
         24,055,000  WinStar Communications, Inc. sr. sub. notes stepped-coupon
                       zero % (15s, 3/01/02), 2007 (STP)                                                        23,814,450
          8,250,000  WinStar Communications, Inc. company guaranty
                       14 1/2s, 2005                                                                             9,281,250
                                                                                                            --------------
                                                                                                               485,180,216

Telephone Services (4.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,820,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                            2,820,000
         27,449,000  Allegiance Telecom, Inc. sr. disc. notes Ser. B, stepped-coupon
                       zero % (11 3/4s, 2/15/03), 2008 (STP)                                                    13,450,010
         19,065,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                  14,680,050
         21,400,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                       (13 1/2s, 1/13/99), 2004 (Colombia) (STP)                                                21,186,000
          6,425,000  Facilicom International sr. notes Ser. B., 10 1/2s, 2008                                    5,268,500
            725,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                               728,625
          3,070,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                                      3,346,300
          7,570,000  Long Distance International, Inc. 144A sr. notes 12 1/4s, 2008                              6,056,000
          3,810,000  MJD Communications, Inc. notes Ser. B, FRN, 9.16s, 2008                                     3,657,600
          1,680,000  MJD Communications, Inc. sr. sub. notes Ser. B, 9 1/2s, 2008                                1,680,000
          4,385,000  OnePoint Communications, Corp. 144A sr. notes 14 1/2s, 2008                                 2,451,215
          7,320,000  Primus Telecommunications Group, Inc. sr. notes Ser. B,
                       9 7/8s, 2008                                                                              6,697,800
          9,117,000  RSL Communications, Ltd. company guaranty 12 1/4s, 2006                                     9,572,850
          6,100,000  RSL Communications, Ltd. company guaranty 9 1/8s, 2008                                      5,673,000
          9,140,000  RSL Communications, Ltd. company guaranty
                       stepped-coupon zero % (10 1/8s, 3/1/03), 2008 (STP)                                       5,164,100
         10,175,000  Transtel S.A. 144A pass through certificates
                       12 1/2s, 2007 (Colombia)                                                                  3,561,250
          5,100,000  US Xchange LLC 144A sr. notes 15s, 2008                                                     5,355,000
         35,245,000  Viatel, Inc. sr. disc. notes stepped-coupon zero %
                       (12 1/2s, 4/15/03), 2008 (STP)                                                           19,913,425
         13,760,000  Viatel, Inc. sr. notes 11 1/4s, 2008                                                       13,656,800
                                                                                                            --------------
                                                                                                               144,918,525

Transportation (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,480,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                               5,343,000
          6,245,000  Johnstown America Industries, Inc. company guaranty Ser. C,
                       11 3/4s, 2005                                                                             6,588,475
          4,770,000  Johnstown America Industries, Inc. sr. sub. notes 11 3/4s, 2005                             5,032,350
          6,000,000  Pegasus Shipping 144A sr. sub. notes 11 7/8s, 2004                                          5,250,000
                                                                                                            --------------
                                                                                                                22,213,825

Wireless Communications (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         10,100,000  American Mobile Satellite Corp. company guaranty
                       12 1/4s, 2008                                                                             6,666,000
          5,680,000  Comcast Cellular Holdings sr. notes Ser. B, 9 1/2s, 2007                                    6,134,400
          8,000,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                                   3,920,000
          1,650,000  Paging Network, Inc. 144A sr. sub. notes 10s, 2008                                          1,699,500
          4,390,000  Telesystem International Wireless Inc. sr. disc. notes Ser. C,
                       stepped-coupon, zero % (10 1/2s, 11/1/02), 2007 (STP)                                     1,756,000
          5,910,000  WAM!NET, Inc. company guaranty Ser. B, stepped-coupon
                       zero % (13 1/4s, 3/1/02), 2005 (STP)                                                      3,014,100
                                                                                                            --------------
                                                                                                                23,190,000
                                                                                                            --------------
                     Total Corporate Bonds and Notes (cost $3,134,664,359)                                  $2,668,633,691

PREFERRED STOCKS (8.9%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Apparel (--%)
--------------------------------------------------------------------------------------------------------------------------
                 47  Anvil Holdings Ser. B, $3.25 pfd. (PIK)                                                 $         705

Banks (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            882,200  California Federal Bancorp Inc. Ser. A, $2.281 pfd.                                        22,937,200
            187,205  Chevy Chase Capital Corp. Ser. A, $5.19 pfd.                                                9,617,657
             50,000  Chevy Chase Savings Bank $3.25 pfd.                                                         1,475,000
                                                                                                            --------------
                                                                                                                34,029,857

Broadcasting (1.5%)
--------------------------------------------------------------------------------------------------------------------------
             42,320  Capstar Broadcasting Inc. 144A $12.00 pfd. (PIK)                                            5,036,080
             79,413  Citadel Broadcasting Inc. 144A $13.25 cum. pfd. (PIK)                                       9,470,000
              1,564  Paxson Communications Corp. $13.25 cum. pfd. (PIK)                                         13,685,000
             21,062  Spanish Broadcasting Systems 14.25% cum. pfd. (PIK)                                        21,219,965
                                                                                                            --------------
                                                                                                                49,411,045

Building and Construction (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            150,300  Brand Scaffold Services, Inc. 144A $3.625 pfd.                                              4,509,000

Cable Television (0.3%)
--------------------------------------------------------------------------------------------------------------------------
              2,755  21st Century Telecom Group 144A 13.75% cum. pfd. (PIK)                                      1,790,750
             37,804  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                          4,262,401
              2,828  Pegasus Communications Corp. Ser. A, $12.75 cum. pfd.                                       2,856,280
                                                                                                            --------------
                                                                                                                 8,909,431

Cellular Communications (1.8%)
--------------------------------------------------------------------------------------------------------------------------
             14,129  Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                         12,998,680
             16,055  NEXTEL Communications, Inc. Ser. D, $13.00 cum. pfd. (PIK)                                 16,456,375
             31,350  NEXTEL Communications, Inc. Ser. E, $11.125 pfd. (PIK)                                     27,705,563
                                                                                                            --------------
                                                                                                                57,160,618

Computer Services and Software (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              5,289  Concentric Network Corp. Ser. B, 13.50% pfd. (PIK)                                          4,442,760

Cosmetics (--%)
--------------------------------------------------------------------------------------------------------------------------
              1,609  Renaissance Cosmetics Inc. 14.00% pfd. (PIK)                                                    1,609

Electric Utilities (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            115,245  Public Service Co. of New Hampshire $2.651 1st mtge. pfd.                                   2,996,370

Financial Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,090,000  CSBI Capital Trust I 144A $11.75 pfd.                                                       3,244,500

Food and Beverages (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            260,000  Doane Products Co. $14.25 pfd.                                                             11,440,000
             81,266  Nebco Evans Holding Co. 144A $11.25 pfd. (PIK)                                              4,063,300
                                                                                                            --------------
                                                                                                                15,503,300

Health Care (0.5%)
--------------------------------------------------------------------------------------------------------------------------
         15,370,000  Fresenius Medical Care AG. pfd. Ser. D, 9.00% pfd. (Germany)                               16,061,650

Insurance and Finance (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            130,000  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                               3,640,000

Motion Picture Distribution (--%)
--------------------------------------------------------------------------------------------------------------------------
            116,495  Diva Systems Corp. Ser. C, $6.00 pfd.                                                       1,048,455
            269,000  Diva Systems Corp. Ser. D, $6.00 pfd.                                                       2,421,000
                                                                                                            --------------
                                                                                                                 3,469,455

Restaurants (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            184,254  AmeriKing, Inc. $3.25 pfd. (PIK)                                                            4,606,350

Satellite Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              3,683  Echostar Communications, Inc. 12.125% pfd. (PIK)                                            4,051,300

Telecommunications (2.4%)
--------------------------------------------------------------------------------------------------------------------------
              1,900  E. Spire Communications, Inc.144A 14.75% pfd. (PIK)                                         1,330,000
              3,132  E. Spire Communications, Inc. 12.75% pfd. (PIK)                                             2,035,800
              7,402  Hyperion Telecommunications Ser. B, 12.875% pfd. (PIK)                                      6,143,660
              9,645  ICG Holdings, Inc. 144A $14.00 pfd. (Canada) (PIK)                                          9,355,650
              6,668  ICG Holdings, Inc. $14.00 pfd. (Canada) (PIK)                                               6,601,320
             14,643  IXC Communications, Inc. 12.50% pfd. (PIK)                                                 15,265,328
             14,504  Intermedia Communication Ser. B, 13.50% pfd. (PIK)                                         15,011,640
            194,453  Nextlink Communications, Inc. 144A $7.00 cum. pfd.                                         10,403,236
             14,400  WinStar Communications, Inc. 144A 14.25% pfd. (PIK)                                        12,240,000
                                                                                                            --------------
                                                                                                                78,386,634
                                                                                                            --------------
                     Total Preferred Stocks (cost $317,638,123)                                             $  290,424,584

CONVERTIBLE BONDS AND NOTES (2.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
$        30,042,000  APP Global Finance Ltd. cv. bond zero %, 2012
                       (United Kingdom)                                                                     $    5,332,455
         10,000,000  APP Global Finance Ltd. 144A cv. company guaranty 3 1/2s,
                       2003 (United Kingdom)                                                                     6,675,000
          2,900,000  Argosy Gaming cv. sub. notes 12s, 2001                                                      2,918,125
         14,500,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                              8,754,375
          3,106,000  GST Telecommunications, Inc. cv. sr. disc. notes
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                     3,106,000
          5,750,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                              3,974,688
         10,790,000  Jacor Communications, Inc. cv. sr. notes zero %, 2011                                       8,780,363
          5,000,000  Lam Research Corp. cv. sub. notes 5s, 2002                                                  3,900,000
          5,000,000  Lam Research Corp. 144A cv. sub. notes 5s, 2002                                             3,900,000
          5,475,000  NovaCare, Inc. cv. sub. deb. 5 1/2s, 2000                                                   4,462,125
          5,514,000  Polymax 144A cv. notes 2s, 2006                                                             2,178,030
          1,000,000  Protection One, Inc. cv. sr. sub. notes 6 3/4s, 2003                                        1,107,500
          7,110,000  WinStar Communications. Inc. 144A cv. sr. disc. notes
                       stepped-coupon zero % (14s, 10/15/00), 2005 (STP)                                         8,887,500
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $76,506,547)                                   $   63,976,161

UNITS (1.5%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
             19,680  Australis Media, Ltd. units stepped-coupon zero %
                       (15 3/4s, 5/15/03), 2003 (In Default) (Australia) (STP) (NON)                         $     147,600
              7,660  Bestel S.A. de CV units, stepped-coupon zero %
                       (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                   4,596,000
              4,500  Birch Telecom, Inc. 144A units 14s, 2008                                                    4,185,000
             28,512  Diva Systems Corp. 144A units stepped-coupon zero %
                       (12 5/8s, 3/01/03), 2008 (STP)                                                            8,553,600
             10,000  Network Plus Corp. units pfd. 13 1/2s, 2009 (PIK)                                          10,000,000
              4,950  Telehub Communications Corp. units stepped-coupon
                       zero % (13 7/8s, 7/31/02), 2005 (STP)                                                     2,623,500
             14,550  Transam Refinance, Inc. units 16s, 2003                                                     5,092,500
              2,230  Versatel Teleco units 13 1/4s, 2008                                                         2,252,300
              7,555  XCL Ltd. units sr. sec. notes 13 1/2s, 2004                                                 7,838,313
             44,189  XCL Ltd. 144A units cv. cum. pfd. 9 1/2s, 2006 (PIK)                                        3,711,876
                                                                                                            --------------
                     Total Units (cost $85,973,867)                                                         $   49,000,689

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
FRF      27,010,000  Ivory Coast - 144A FLIRB collateralized FRB 2s, 2018                                   $    1,331,713
FRF      27,010,000  Ivory Coast - 144A PDI bonds FRB 1.9s, 2018                                                 1,379,275
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $3,895,756)                                                                    $    2,710,988

COMMON STOCKS (0.7%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             27,500  American Mobile Satellite Corp. (NON)                                                   $     127,188
              3,685  AmeriKing, Inc. (NON)                                                                         147,400
          1,036,363  Capstar Broadcasting Partners (NON)                                                         1,295,454
            124,360  CellNet Data Systems, Inc. (NON)                                                              730,615
            250,000  Chesapeake Energy Corp.                                                                       343,750
             60,000  Dr Pepper Bottling Holdings, Inc. Class A (NON)                                             1,740,000
             75,000  French Fragrances Inc. (NON)                                                                  487,500
            119,400  GST Telecommunications, Inc. (Canada) (NON)                                                   828,338
             74,908  Hedstrom Holdings, Inc. 144A                                                                   74,908
            210,000  Intermedia Communications, Inc. (NON)                                                       3,622,500
             41,667  Lady Luck Gaming Corp. (NON)                                                                  182,292
              2,655  Mothers Work, Inc. (NON)                                                                       31,860
              5,300  Paging Do Brazil Holdings Co., LLC Class B, (Brazil)                                               53
              1,730  Premium Holdings (L.P.) 144A (NON)                                                              6,919
            707,186  PSF Holdings LLC Class A (acquired various dates
                       from 9/15/93 to 5/31/95, cost $24,258,998) (NON)(RES)(AFF)                               12,389,899
             11,924  RSL Communications, Ltd. Class A (NON)                                                        268,290
             85,200  Specialty Foods Acquisition Corp. 144A (NON)                                                    4,260
                                                                                                            --------------
                     Total Common Stocks (cost $39,313,812)                                                 $   22,281,226

CONVERTIBLE PREFERRED STOCKS (0.5%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
            134,210  Cendant Corp. $3.75 cv. pfd.                                                           $    4,512,811
             51,600  Chancellor Media Corp. $3.00 cv. cum. pfd.                                                  4,166,700
             53,640  Chesapeake Energy Corp. 144A $3.50 cv. cum. pfd.                                              965,520
             25,000  Kelly Oil & Gas Corp. $2.625 cv. pfd.                                                         375,000
                400  Paxson Communications Corp. 144A $9.75 cv. pfd. (PIK)                                       3,920,000
             18,508  Viatel, Inc. Ser. A, $10.00 cv. pfd. (PIK)                                                  1,110,480
              6,341  XCL Ltd 144A Ser. A, $9.50 cv. cum. pfd. (PIK)                                                532,631
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $22,941,189)                                  $   15,583,142

WARRANTS (0.4%) (a) (NON)                                                                       Expiration
NUMBER OF WARRANTS                                                                              Date                 VALUE
--------------------------------------------------------------------------------------------------------------------------
              2,570  21st Century Telecom Group 144A                                            2/15/10      $      77,100
             32,209  Allegiance Telecom, Inc.                                                   2/3/08             515,344
             10,100  American Mobile Satellite Corp.                                            4/1/08              50,500
             92,500  Becker Gaming Corp. 144A                                                   11/15/00                 9
             32,988  Capital Gaming International, Inc.                                         2/1/99               1,320
              8,904  Casino America, Inc.                                                       5/3/01                 178
             35,457  Cellnet Data Systems, Inc.                                                 10/1/07            709,140
            130,000  CGA Group Ltd. 144A                                                        4/15/01              2,600
             46,200  ClearNet Communications, Inc. 144A                                         9/15/05            369,600
             13,030  Club Regina, Inc. 144A                                                     12/1/04             13,030
              5,620  Colt Telecommunications Group PLC                                          12/31/06         1,348,800
              3,205  Concentric Network Corp.                                                   12/15/07           384,600
            104,017  Consorcio Ecuatoriano 144A (Ecuador)                                       10/1/00             52,009
             40,320  Covad Communications Group 144A                                            3/15/08            403,200
              5,390  Diva Systems Corp.                                                         5/15/06          1,482,250
            211,325  DTI Holdings Inc.                                                          3/1/08              10,566
             10,370  E. Spire Communications, Inc.                                              11/1/05            103,700
              5,100  Econophone, Inc. 144A                                                      7/15/07            255,000
              6,300  Epic Resorts LLP                                                           6/15/05                 63
              4,335  Esat Holdings, Inc. (Ireland)                                              2/1/07             288,278
             35,370  Firstworld Communication                                                   4/15/08            353,700
              6,250  Globalstar Telecom 144A                                                    2/15/04            375,000
             13,285  Hyperion Telecommunications 144A                                           4/15/01            814,769
              7,160  Insilco Holding Co.                                                        8/15/08                  1
            122,350  Intelcom Group 144A                                                        10/15/05         2,569,350
              6,490  Interact Systems, Inc.                                                     8/1/03                  65
              5,000  Intermedia Communications                                                  6/1/00             235,305
              3,670  International Wireless Communications
                       Holdings 144A                                                            8/15/01                 37
             35,460  KMC Telecom Holdings, Inc.                                                 4/15/08             88,650
             29,100  Knology Holdings, Inc. 144A                                                10/15/07            43,650
              7,570  Long Distance International, Inc. 144A                                     4/13/08             18,925
              8,310  McCaw International Ltd.                                                   4/15/07             33,240
              7,800  Mediq Inc. 144A                                                            6/1/09                  78
              3,025  Metronet Communications 144A                                               8/15/07            102,850
              3,170  MGC Communications, Inc. 144A                                              10/1/04             86,890
              4,385  Onepoint Communications, Inc.                                              6/1/08               4,385
              8,890  Orion Network Systems                                                      1/15/07            102,235
             33,580  Pagemart, Inc. 144A                                                        12/31/03           268,640
             14,790  Pathnet, Inc. 144A                                                         4/15/08            147,900
             12,800  Paxson Communications Corp. 144A                                           6/30/03                128
             89,120  Powertel, Inc.                                                             2/1/06             356,480
             30,905  President Riverboat Casinos, Inc.                                          9/30/99              3,091
             80,920  Rhythms Netcon 144A                                                        5/15/08            606,900
              5,675  Spanish Broadcasting Systems 144A                                          6/30/99          1,163,375
              7,760  STARTEC Global Communications Corp.                                        5/15/08              1,940
              2,365  Sterling Chemicals Holdings                                                8/15/08             28,380
             23,545  UIH Australia/Pacific, Inc. 144A                                           5/15/06            117,725
             79,200  USN Communications Inc.                                                    8/15/04              9,900
              7,945  Versatel 144A                                                              5/15/08             95,340
              3,160  Vialog Corp.                                                               11/15/01            41,080
             18,370  WAM!NET, Inc.                                                              3/1/05             146,960
              3,000  Wireless One, Inc.                                                         10/19/00                30
                668  Wright Medical Technology, Inc. 144A                                       6/30/03                  7
                                                                                                            --------------
                     Total Warrants (cost $21,580,859)                                                      $   13,884,293

SHORT-TERM INVESTMENTS (3.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
$        15,000,000  Chevron U.S.A. Inc. effective yield of 5.17%, December 3, 1998                         $   14,995,692
         25,000,000  Ciesco L.P. effective yield of 5.07%, December 3, 1998                                     24,992,958
         25,000,000  Federal Home Loan Mortgage Federation effective yield
                       of 4.8%, December 23, 1998                                                               24,926,667
            750,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                                        750,000
         20,000,000  USAA Capital Corp. effective yield of 5.02%,
                       December 18, 1998                                                                        19,951,550
         32,391,000  Interest in $250,576,000 joint repurchase agreement dated
                       November 30, 1998 with Credit Suisse First Boston
                       due December 1, 1998 with respect to various U.S.
                       treasury obligations -- maturity value of $32,395,724
                       for an effective yield of 5.25%                                                          32,395,724
                                                                                                            --------------
                     Total Short-Term Investments (cost $118,012,591)                                       $  118,012,591
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $3,820,527,103) (b)                                            $3,244,507,365
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,263,382,838.

  (b) The aggregate identified cost on a tax basis is $3,822,234,841, resulting in gross unrealized appreciation and depreciation of $11,007,786 and $588,735,262, respectively, or net unrealized depreciation of $577,727,476.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1998 was $12,389,899 or 0.4% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at November 30, 1998, which are subject to change based on the terms of the security.

-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at November 30, 1998
                           Market    Aggregate Face    Delivery    Unrealized
                           Value         Value           Date     Depreciation
-------------------------------------------------------------------------------
French Franc            $3,915,286     $3,809,934       Dec-98      $(105,352)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1998

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,820,527,103) (Note 1)                                        $3,244,507,365
-----------------------------------------------------------------------------------------------
Cash                                                                                 17,346,343
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            62,332,551
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               12,092,628
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                      261,633,612
-----------------------------------------------------------------------------------------------
Total assets                                                                      3,597,912,499

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    313,756,585
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           13,699,023
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          4,389,404
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               67,614
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           86,936
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              5,336
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                2,172,405
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                             105,352
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  247,006
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   334,529,661
-----------------------------------------------------------------------------------------------
Net assets                                                                       $3,263,382,838

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $3,897,337,415
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (2,530,046)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                              (55,299,441)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies                                              (576,125,090)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $3,263,382,838

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,261,784,911 divided by 151,067,379 shares)                                            $8.35
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.35)*                                    $8.77
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,052,251,428 divided by 126,546,253 shares)**                                          $8.32
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($949,346,499 divided by 113,773,517 shares)                                              $8.34
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.34)*                                    $8.62
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Interest (net of foreign tax $88,115)                                             $ 445,065,561
-----------------------------------------------------------------------------------------------
Dividends                                                                            28,923,025
-----------------------------------------------------------------------------------------------
Total investment income                                                             473,988,586

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     23,937,532
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        5,071,970
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                      129,085
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         32,785
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 3,712,273
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                12,414,846
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 8,659,284
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 158,250
-----------------------------------------------------------------------------------------------
Auditing                                                                                166,585
-----------------------------------------------------------------------------------------------
Legal                                                                                   125,325
-----------------------------------------------------------------------------------------------
Postage                                                                                  78,631
-----------------------------------------------------------------------------------------------
Other                                                                                   146,991
-----------------------------------------------------------------------------------------------
Total expenses                                                                       54,633,557
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (1,316,326)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         53,317,231
-----------------------------------------------------------------------------------------------
Net investment income                                                               420,671,355
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      4,419,932
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                             (44,830)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                     (105,343)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                         (669,620,604)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (665,350,845)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(244,679,490)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended November 30
                                                                                -------------------------------
                                                                                       1998            1997
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  420,671,355  $  290,676,492
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                 4,375,102      41,052,134
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                                                 (669,725,947)     64,017,168
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                    (244,679,490)    395,745,794
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                        (144,701,997)   (112,832,859)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                        (113,287,380)    (72,788,644)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                        (162,681,979)   (105,092,366)
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                            (886,697)     (2,616,295)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (694,197)     (1,687,775)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (996,874)     (2,436,813)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                       (720,018,793)  2,393,734,681
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                          (1,387,947,407)  2,492,025,723

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 4,651,330,245   2,159,304,522
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $2,530,046 and
$--, respectively)                                                               $3,263,382,838  $4,651,330,245
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                        Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.96            $9.65            $9.52            $9.07           $10.41
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .95(d)           .90              .89             1.00              .98
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          (1.61)             .32              .14              .45            (1.30)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.66)            1.22             1.03             1.45             (.32)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.94)            (.89)            (.90)           (1.00)           (1.02)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.01)            (.02)              --(c)            --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.95)            (.91)            (.90)           (1.00)           (1.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.35            $9.96            $9.65            $9.52            $9.07
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           (7.39)           13.30            11.38            16.81            (3.43)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,261,785       $1,436,699       $1,071,702         $870,810         $653,094
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .92              .97             1.09             1.12             1.03
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            9.81             9.17             9.24            10.35            10.87
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              89.53            67.62            74.47            89.96            69.61
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Distributions in excess of net investment income were less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        May 16, 1994+
operating performance                                                 Year ended November 30                       to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.92            $9.61            $9.49            $9.05            $9.83
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .87(d)           .83              .82              .92              .48
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          (1.59)             .32              .13              .45             (.77)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.72)            1.15              .95             1.37             (.29)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.87)            (.82)            (.83)            (.93)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.01)            (.02)              --(c)            --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.88)            (.84)            (.83)            (.93)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.32            $9.92            $9.61            $9.49            $9.05
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           (7.99)           12.52            10.52            15.94            (3.12)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,052,251       $1,143,329         $623,097         $287,877          $37,017
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.67             1.72             1.84             1.85             1.02*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            9.06             8.41             8.50             9.61             7.47*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              89.53            67.62            74.47            89.96            69.61
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Distributions in excess of net investment income were less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 For the year
Per-share                                                                                                        Dec. 1, 1994+
operating performance                                                       Year ended November 30                 to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.95            $9.64            $9.51            $9.05
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .92(d)           .87              .87              .99
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                           (1.61)             .33              .14              .45
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 (.69)            1.20             1.01             1.44
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.91)            (.87)            (.88)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                     (.01)            (.02)              --(c)            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.92)            (.89)            (.88)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $8.34            $9.95            $9.64            $9.51
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            (7.64)           13.05            11.15            16.72
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $949,346       $2,071,302         $464,506          $20,077
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.17             1.22             1.36             1.35
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             9.56             8.93             8.86            10.06
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               89.53            67.62            74.47            89.96
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Distributions in excess of net investment income were less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
November 30, 1998

Note 1
Significant accounting policies

Putnam High Yield Advantage Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of high-yielding, lower-rated corporate bonds. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B and class M shares. Effective December 30, 1998, the fund began offering Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 1998, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1998, the fund had a capital loss carryover of approximately $53,592,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

          Loss Carryover                Expiration
          --------------            -----------------
           $ 2,548,000              November 30, 1999
            16,967,000              November 30, 2002
            34,077,000              November 30, 2003

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1998, the fund reclassified $47,723 to decrease distributions in excess of net investment income and $1,517,330 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $1,469,607. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1998, fund expenses were reduced by $1,316,326 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,760 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended November 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $635,125 and $18,419 from the sale of class A and class M shares, respectively and received $2,393,379 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received $34,197 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended November 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $3,836,920,059 and $4,561,285,800, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                         Year ended
                                                     November 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     50,620,751       $484,922,630
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                        8,389,457         79,501,117
-----------------------------------------------------------------------------
                                                59,010,208        564,423,747

Shares
repurchased                                    (52,204,650)      (495,189,794)
-----------------------------------------------------------------------------
Net increase                                     6,805,558       $ 69,233,953
-----------------------------------------------------------------------------

                                                         Year ended
                                                     November 30, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     84,416,332       $826,734,675
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                        6,293,823         61,557,151
-----------------------------------------------------------------------------
                                                90,710,155        888,291,826

Shares
repurchased                                    (57,530,762)      (562,643,340)
-----------------------------------------------------------------------------
Net increase                                    33,179,393       $325,648,486
-----------------------------------------------------------------------------

                                                         Year ended
                                                     November 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     39,651,789       $385,510,919
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                        5,889,362         55,596,820
-----------------------------------------------------------------------------
                                                45,541,151        441,107,739

Shares
repurchased                                    (34,270,855)      (322,108,428)
-----------------------------------------------------------------------------
Net increase                                    11,270,296       $118,999,311
-----------------------------------------------------------------------------

                                                         Year ended
                                                     November 30, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     93,850,150       $918,070,746
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                        3,708,531         36,188,311
-----------------------------------------------------------------------------
                                                97,558,681        954,259,057

Shares
repurchased                                    (47,098,085)      (460,535,573)
-----------------------------------------------------------------------------
Net increase                                    50,460,596       $493,723,484
-----------------------------------------------------------------------------

                                                         Year ended
                                                     November 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     41,793,143       $407,149,278
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                          538,429          5,110,109
-----------------------------------------------------------------------------
                                                42,331,572        412,259,387

Shares
repurchased                                   (136,787,356)    (1,320,511,444)
-----------------------------------------------------------------------------
Net decrease                                   (94,455,784)     $(908,252,057)
-----------------------------------------------------------------------------

                                                         Year ended
                                                     November 30, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    202,591,979     $1,990,624,142
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                          397,255          3,884,813
-----------------------------------------------------------------------------
                                               202,989,234      1,994,508,955

Shares
repurchased                                    (42,956,933)      (420,146,244)
-----------------------------------------------------------------------------
Net increase                                   160,032,301     $1,574,362,711
-----------------------------------------------------------------------------

Note 5

Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                                  Purchase    Sales     Dividend       Market
Affiliates                            cost     cost      Income         Value
-----------------------------------------------------------------------------
PSF Holdings LLC Class A          $-          $-        $-        $12,389,899



Federal tax information
(Unaudited)

The fund has designated 7.36% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund (dbl. dagger)

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund (dbl dagger)

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund (dagger)

High Yield Advantage Fund (dbl. dagger)

High Yield Total Return Fund

High Yield Trust (dbl. dagger)

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund**

Preferred Income Fund

Strategic Income Fund*

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds (section mark)

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds (section mark)

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

             * Formerly Putnam Diversified Income Trust II

      (dagger) Formerly Putnam Federal Income Trust

 (dbl. dagger) Closed to new investors. Some exceptions may apply.
               Contact Putnam for details.

(section mark) Not available in all states.

            ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Rosemary H. Thomsen
Vice President and Fund Manager

Jennifer E. Leichter
Vice President and Fund Manager

Robert M. Paine
Vice President and Fund Manager

Jeffrey A. Kaufman
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free:
1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com

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